Investor Contact:	Ruth Ann Wisener
Bunge Limited
636-292-3014
ruthann.wisener@bunge.com

Media Contact:	Bunge News Bureau
Bunge Limited
914-272-0297
news@bunge.com

Bunge Limited Announces Corporate Cost Allocation Changes

ST LOUIS, MO – April 24, 2020 – Bunge Limited (NYSE:BG) announced today that it has changed its segment reporting to separately disclose corporate and other activities from its reportable segments. Previously, corporate costs and certain other activities were allocated to the Company’s reportable segments. Beginning with the first quarter 2020, Bunge will report segment results as follows: Agribusiness, Edible Oil Products, Milling Products, Sugar & Bioenergy, Fertilizer and Corporate & Other.
The segment reporting change reflects a corresponding change in how the Company’s chief operating decision maker (its Chief Executive Officer) reviews financial information in order to allocate resources and assess performance. The change also builds upon our previously-stated strategic priorities by providing enhanced visibility of segment performance, and improves the comparability of our segment results and corporate and other activities with those of our industry peers.
In conjunction with this change, certain prior year amounts have been recast to conform to the new segment reporting structure. These changes have no impact on previously-reported consolidated balance sheets, statements of operations, comprehensive income (loss), shareholders’ equity or cash flows.
To illustrate the impact of the new segment reporting structure, the recast of certain financial information for the four quarters and fiscal year ended 2019, together with that previously reported, accompanies this press release.

Financial Highlights

	Year Ended December 31, 2019
(US$ in millions)	Q1	Q2	Q3	Q4	Total
Total Segment EBIT (a)	$151	$354	$(1,440)	$44	$(891)
Certain gains & (charges) (b)	(15)	(16)	(1,744)	(239)	(2,014)
Total Segment EBIT, adjusted (a)	$166	$370	$304	$283	$1,123

Total Segment EBIT, adjusted, restated for Corporate & Other activities (a)
Agribusiness	$149	$211	$199	$240	$799
Oilseeds	115	174	138	76	503
Grains	34	37	62	164	297
Edible Oils	60	43	72	88	263
Milling	22	27	19	25	93
Sugar & Bioenergy	(18)	(3)	61	53	93
Fertilizer	2	6	22	32	62
Corporate & Other	(49)	86	(70)	(155)	(188)
Corporate (c)	(64)	(60)	(66)	(95)	(285)
Ventures and Other (d)	15	146	(4)	(60)	97

Total Segment EBIT, adjusted, as originally reported (a)
Agribusiness	$120	$189	$153	$177	$639
Oilseeds	98	164	107	41	410
Grains	22	25	46	136	229
Edible Oils	51	29	71	67	218
Milling	17	20	15	17	69
Sugar & Bioenergy	(23)	(9)	53	52	73
Fertilizer	1	6	22	26	55
Other	—	135	(10)	(56)	69

(a)
Total Segment earnings before interest and tax ("Total Segment EBIT") and Total Segment EBIT, adjusted are non-GAAP financial measures. Reconciliations to the most directly comparable U.S. GAAP measures are included below.

(b)	Certain gains & (charges) included in Total Segment EBIT. See Additional Financial Information in Bunge’s previously issued 2019 Quarterly Earnings Press Releases for details.

(c)
Corporate includes salaries and overhead for corporate functions that are essential to the Company's individual reporting segments but are not allocated to such segments because their operating performance is evaluated by the Company's chief operating decision maker exclusive of these items.

(d)	Includes the activities of Bunge Ventures and the Company’s captive insurance, securitization, and other activities.

Total Segment EBIT and Total Segment EBIT, adjusted
Bunge uses total segment earnings before interest and taxes ("Total Segment EBIT") to evaluate Bunge's operating performance. Total Segment EBIT excludes EBIT attributable to noncontrolling interests and is the aggregate of the earnings before interest and taxes of each of our reportable segments' together with our Corporate and Other activities. Total Segment EBIT, adjusted, is calculated by excluding certain gains and charges as described above in "Additional Financial Information" from Total Segment EBIT. Total Segment EBIT and Total Segment EBIT, adjusted are non-GAAP financial measures and are not intended to replace net income (loss) attributable to Bunge, the most directly comparable U.S. GAAP financial measure. Bunge's management believes these non-GAAP measures are a useful measure of its reportable segments' operating profitability, since the measures allow for an evaluation of segment performance without regard to their financing methods or capital structure. For this reason, operating performance measures such as these non-GAAP measures are widely used by analysts and investors in Bunge's industries. These non-GAAP measures are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to net income (loss) or any other measure of consolidated operating results under U.S. GAAP.
Below is a reconciliation of Net income attributable to Bunge to Total Segment EBIT, adjusted, for the four quarters and fiscal year ended 2019:

	Year Ended December 31, 2019
(US$ in millions)	Q1	Q2	Q3	Q4	Total
Net income (loss) attributable to Bunge	$45	$214	$(1,488)	$(51)	$(1,280)
Interest income	(7)	(7)	(8)	(9)	(31)
Interest expense	75	88	86	90	339
Income tax expense (benefit)	38	60	(28)	16	86
(Income) loss from discontinued operations, net of tax	—	—	—	—	—
Noncontrolling interest share of interest and tax	—	(1)	(2)	(2)	(5)
Total Segment EBIT	151	354	(1,440)	44	(891)
Certain (gains) and charges	15	16	1,744	239	2,014
Total Segment EBIT, adjusted	$166	$370	$304	$283	$1,123

About Bunge Limited

Bunge (www.bunge.com, NYSE: BG) is a world leader in sourcing, processing and supplying oilseed and grain products and ingredients. Founded in 1818, Bunge's expansive network feeds and fuels a growing world, creating sustainable products and opportunities for more than 70,000 farmers and the consumers they serve across the globe. The company is headquartered in New York and has almost 25,000 employees worldwide who stand behind more than 350 port terminals, oilseed processing plants, grain silos, and food and ingredient production and packaging facilities around the world.
Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include our expectations regarding industry trends and our future financial performance, the completion and timing of acquisitions and dispositions, our assumptions and expectations for efficiency initiatives and similar statements that are not historical facts. These forward-looking statements reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; the outcome and effects of the portfolio rationalization activities; the effectiveness of our risk management strategies; our ability to attract and retain executive management and key personnel; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.